SSGA Active Trust

SPDR® Index Shares Funds

SPDR® Series Trust

Supplement dated June 30, 2025 to the currently effective Prospectuses and

Statements of Additional Information (“SAI”), as each may be supplemented from time to time

Effective June 30, 2025, the brand name of the global asset management business of State Street Corporation is changing from “State Street Global Advisors” to “State Street Investment Management.” Accordingly, effective immediately, “SSIM” replaces “SSGA” as a defined term and “SSIM” is defined as “State Street Investment Management” in each Prospectus and SAI. The brand name change will not result in any changes to the management of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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